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                                                                    EXHIBIT 10.2

                 1992 NONQUALIFIED STOCK OPTION PLAN, AS AMENDED























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                     1992 NONQUALIFIED STOCK OPTION PLAN OF
                          THE COLONIAL BANCGROUP, INC.
                           AS AMENDED ON JULY 15, 1998


1.   PURPOSE.

     The purpose of this Nonqualified Stock Option Plan (hereinafter called the "Plan") is intended to advance the interests of THE COLONIAL BANCGROUP, INC. (hereinafter called the "Company"), its shareholders, and its subsidiaries by encouraging and enabling selected officers, directors, and other key employees, upon whose judgment, initiative, and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock.

2.   DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company.
     (b) "Committee" means the body administering the Plan in accordance with the provisions of paragraph 3.
     (c) "Common Stock" means the Company's $2.50 par value Common Stock.
     (d) "Date of Grant" means the date of the decision of the Committee to grant the Option, provided, however, that the Committee may specify that an Option shall be issued and its effective date determined at some later date, which shall be the Date of Grant of the Option.
     (e) "Option" means an option granted under the Plan.
     (f) "Optionee" means a person to whom an Option, which has not expired, has been granted under the plan.
     (g) "Subsidiary" or "Subsidiaries" means a subsidiary of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").
     (h) "Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who will acquire the right to exercise an Option by bequest or inheritance by reason of the death of any Optionee.

3.   ADMINISTRATION OF PLAN.

     The Plan shall be administered by the same committee as the committee administering the 1992 Incentive Stock Option Plan of the Company as defined in
Section 4 of said Plan (the "Committee") and in accordance with the same terms and conditions applicable to said committee as set forth in said Section 4.

4.   COMMON STOCK SUBJECT TO OPTIONS.

     Subject to adjustments under the provisions of paragraph 7 hereof, the aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 1,600,000 shares of Common Stock. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company, or shares bought on the market for the purpose of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.




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5.   PARTICIPANTS.

     Options may be granted under the Plan to any person who is or who agrees to become an officer, director, or employee (including officers and employees who are also directors) of the Company or any of its Subsidiaries.

6.   TERMS AND CONDITIONS OF OPTIONS.

     Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the applicable officer, director, or employee, and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

     (a) OPTION PRICE.

         The Option price per share with respect to each Option shall be determined by the Committee but shall in no instance be less than 85% of the fair market value of a share of the Common Stock on the Date of Grant. For purposes hereof, fair market value shall be as determined by the Committee and such determination shall be binding upon the Company and upon the Optionee. The Committee may make such determination (1) in case the Common Stock shall not then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the bid and ask quotations for such stock on the Date of Grant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or ask quotations on the Date of Grant, then upon the basis of the mean between the bid and ask quotations on the date nearest preceding the Date of Grant; (2) in case the Common Stock shall then be listed and traded upon a recognized securities exchange, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on the Date of Grant or, if the Common Stock was not traded on said date, upon the basis of the mean of such prices on the date nearest preceding the Date of Grant; or (3) in case the Common Stock shall then be listed and traded in the NASDAQ National Market System, upon the basis of the mean between the highest and lowest selling prices at which such shares of the Common Stock were traded on the Date of Grant, or if the Common Stock was not traded on said date, upon the basis of the mean of such prices on the date nearest preceding the Date of Grant and upon any other factors which the Committee shall deem appropriate.

     (b) PERIOD OF OPTION.

         The expiration date of each Option shall be fixed by the Committee, but, notwithstanding any provisions of the Plan to the contrary, such expiration date shall not be more than ten (10 years from the Date of Grant.

     (c) VESTING OF SHAREHOLDER RIGHTS.

         Neither an Optionee nor a Successor shall have any of the rights of a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his Successor.

     (d) EXERCISE OF OPTION.

         Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the Option; provided, however, that the Committee may, by the provisions of any Option agreement, limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. No Option shall be exercisable in whole or in part prior to the date of shareholder approval of the Plan.



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     (e) NON-TRANSFERABILITY OF OPTION.

         No Option shall be transferable or assignable by the Optionee, otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

     (f) TERMINATION OF EMPLOYMENT.

         Upon termination of an Optionee's employment with the Company or with any of its Subsidiaries, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination, and such Option privileges shall expire unless exercised by him within three (3) months after the date of such termination; provided, however, that if the employment is terminated as a result of deliberate, willful, or gross misconduct as determined by the Board or the Committee, all rights under the Option shall terminate and expire upon such termination. The granting of an Option to an eligible person does not alter in any way the Company's or the relevant Subsidiary's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

     (g) DEATH OF OPTIONEE.

         If an Optionee dies while in the employ of the Company or any Subsidiary, his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of death, and such Option privileges shall expire unless exercised by his Successor within one (1) year after the date of the appointment of a personal representative for such Optionee's estate.

     (h) NUMBER AND CLASS OF SHARES.

         Each Option shall state the total number and class of shares of Common Stock to which it pertains.

7.   ADJUSTMENTS.

     In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of kind of shares or the securities of the Company or other corporation, by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment of an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share.

8.   RESTRICTIONS ON ISSUING SHARES.

     The exercise of each Option shall be subject to the condition that, if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless



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such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

9.   USE OF PROCEEDS.

     The proceeds received by the Company from the sale of the Common Stock pursuant to the exercise of Options under the Plan shall be added to the Company's general funds and used for general corporate purposes.

10.  AMENDMENT, SUSPENSION, AND TERMINATION OF PLAN.

     The Board may at any time suspend or terminate the Plan, or may amend it from time to time, in such respects as the Board may deem advisable in order that the option granted hereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company representing a majority of the voting power, no such amendment shall (a) except as specified in paragraph 7, increase the maximum number of shares for which Options may be granted under the Plan; (b) change the provisions of subparagraph A of paragraph 6 relating to the establishment of the Option price;
(c) change the provisions of subparagraph B of paragraph 6 relating to the expiration date of each Option; or (d) change the provisions of the second sentence of this paragraph 10 relating to the term of the Plan. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate January 15, 2002. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

11.  EFFECTIVE DATE OF PLAN.

     The effective date of the Plan is April 15, 1992.

12.  CHANGE IN CONTROL.

     (a) If at any time after a Change in Control of the Company (i) an employee is involuntarily terminated other than for deliberate, willful, or gross misconduct, or (ii) the employee terminates his or her employment subsequent to a reduction in the employee's salary, or a transfer by the Company of the employee to a location more than fifty (50) miles from the prior location of employment, then notwithstanding any Option Agreement vesting schedule, such employee's Options shall become immediately vested and such Options may be immediately exercisable in full upon his or her termination.

     (b) A "Change in Control" of the Company shall mean (i) the occurrence of a transaction with respect to which either a notice or application must be filed with the Federal Reserve Board under the provisions of 12 C.F.R. ss.225.41, Code of Federal Regulations, or any successor thereto (concerning the acquisition of control of a bank or bank holding company), or approval must be obtained under 12 C.F.R. ss.225.11, Code of Federal Regulations, or any successor thereto (concerning acquisition by a bank holding company of a bank or bank holding company), and as a result of which more than 50% of the outstanding shares of the Company, or any successor thereof, are owned or controlled by any person or entity, or group acting in concert, which, prior to such transaction, owned or controlled less than 50% of the shares of the Company, (ii) individuals who were directors of the Company immediately prior to a Control Transaction (as defined below) shall cease within one year of such Control Transaction, to constitute a majority of the Board of Directors of the Company, or (iii) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation or survives as a



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subsidiary of another corporation, or the Company sells or otherwise disposes of substantially all its assets. "Control Transaction" shall be (i) any tender offer for or acquisition of share of the Company, (ii) any merger, consolidation, or sale of substantially all t he assets of the Company, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board of Directors of the Company.

     This 1992 Nonqualified Stock Option Plan of The Colonial BancGroup, Inc., as amended, has been executed by the undersigned duly authorized officer of The Colonial BancGroup, Inc on this 15th day of July, 1998.




                            /s/ Robert E. Lowder
                           ----------------------------------
                           Robert E. Lowder, Chairman and CEO











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